Filed Pursuant to Rule 497(a)

Registration No. 333-250189

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Issuer/Ticker	Goldman Sachs BDC, Inc. (GSBD)
Tenor	Long 5-year
Total Size	$400mm
IPT	T +275 bps area
Ratings	Moody’s (Exp): Baa3/Stable Fitch (Exp): BBB-/Negative
Format	SEC Registered
Ranking	Sr Unsecured Note
Settlement	T+3 (November 24, 2020)
Coupon Type	Fixed
First Pay	July 15, 2021
Maturity Date	January 15, 2026
Optional Redemption	Make-Whole, 1 Month Par Call
Change of Control	Yes, 100% (See Red)
Book Runner(s)	Active: BofA (B&D), MUFG, SMBC, TRUIST
Use of Proceeds	Proceeds of this offering will be used to pay down debt under the company’s revolving credit facility
Denominations	2,000 x 1,000
Sale into Canada	Yes, exemption

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

No EEA Retail sales/No PRIIPs KID.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of Goldman Sachs BDC, Inc. before investing. The preliminary prospectus supplement, dated November 19, 2020, together with an accompanying prospectus dated November 19, 2020, which have been filed with the Securities and Exchange Commission, contains this and other information about Goldman Sachs BDC, Inc. and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of Goldman Sachs BDC, Inc. and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has become effective with the Securities and Exchange Commission. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Before you invest, you should read the preliminary prospectus supplement, together with the accompanying base prospectus, and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the preliminary prospectus supplement (and accompanying prospectus) if you request it from BofA Securities, Inc. by calling 1-800-294-1322.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.